Earnings (loss) per share	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Earnings (loss) per share
Note 19 - Earnings (loss) per share

The following is a reconciliation of the basic and diluted earnings (loss) per share computation:

	For the year ended December 31,
	2015	2014	2013

Net (loss) income for earnings per share	$(2,418)	$(2,288)	$8,444

Weighted average shares used in diluted computation - basic and diluted	4,400,298	4,351,517	4,298,297

Earnings (loss) per share – basic and diluted	$(0.55)	$(0.53)	$1.96

In accordance with the U.S. GAAP, outstanding ordinary shares that are contingently returnable are treated in the same manner as contingently issuable shares.

A total of 90,332 ordinary shares owned by the Sponsors that were no longer subject to cancellation were used to calculate basic earnings per share upon provision of services. The remaining 101,374 ordinary shares in escrow which would be released contingent on financial advisory and certain other services to be provided by the Sponsors are excluded from basic and diluted earnings per share computation for 2013. The escrow expired on December 31, 2013 and the escrowed shares were cancelled on May 5, 2014. As of December 31, 2014, all the Company’s warrants and unit options were excluded from the diluted loss per share calculation as they were anti-dilutive. As of December 31, 2015, all the Company’s warrants and convertible notes were excluded from the diluted loss per share calculation as they were anti-dilutive.